Contingencies and Commitments	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Commitments

I. Contingencies and Commitments

Contingencies

The matters discussed within this section are those of ParentCo that are associated directly or indirectly with Alcoa Corporation’s operations. For those matters where the outcome remains uncertain, the ultimate allocation of any potential future costs between Alcoa Corporation and Arconic were addressed in the Separation Agreement.

Litigation

On June 5, 2015, Alcoa World Alumina LLC (“AWA”) and St. Croix Alumina, L.L.C. (“SCA”) filed a complaint in Delaware Chancery Court for a declaratory judgment and injunctive relief to resolve a dispute between ParentCo and Glencore Ltd. (“Glencore”) with respect to claimed obligations under a 1995 asset purchase agreement between ParentCo and Glencore. The dispute arose from Glencore’s demand that ParentCo indemnify it for liabilities it may have to pay to Lockheed Martin (“Lockheed”) related to the St. Croix alumina refinery. Lockheed had earlier filed suit against Glencore in federal court in New York seeking indemnity for liabilities it had incurred and would incur to the U.S. Virgin Islands to remediate certain properties at the refinery property and claimed that Glencore was required by an earlier, 1989 purchase agreement to indemnify it. Glencore had demanded that ParentCo indemnify and defend it in the Lockheed case and threatened to claim against ParentCo in the New York action despite exclusive jurisdiction for resolution of disputes under the 1995 purchase agreement being in Delaware. After Glencore conceded that it was not seeking to add ParentCo to the New York action, AWA and SCA dismissed their complaint in the Chancery Court case and on August 6, 2015 filed a complaint for declaratory judgment in Delaware Superior Court. AWA and SCA filed a motion for judgment on the pleadings on September 16, 2015. Glencore answered AWA’s and SCA’s complaint and asserted counterclaims on August 27, 2015, and on October 2, 2015 filed its own motion for judgment on the pleadings. Argument on the parties’ motions was held by the court on December 7, 2015, and by order dated February 8, 2016, the court granted ParentCo’s motion and denied Glencore’s motion, resulting in ParentCo not being liable to indemnify Glencore for the Lockheed action. The decision also leaves for pretrial discovery and possible summary judgment or trial Glencore’s claims for costs and fees it incurred in defending and settling an earlier Superfund action brought against Glencore by the Government of the Virgin Islands. On February 17, 2016, Glencore filed notice of its application for interlocutory appeal of the February 8, 2016 ruling. AWA and SCA filed an opposition to that application on February 29, 2016. On March 10, 2016, the court denied Glencore’s motion for interlocutory appeal and on the same day entered judgment on claims other than Glencore’s claims for costs and fees it incurred in defending and settling the earlier Superfund action brought against Glencore by the Government of the Virgin Islands. On March 29, 2016, Glencore filed a withdrawal of its notice of interlocutory appeal, and on April 6, 2016, Glencore filed an appeal of the court’s March 10, 2016 judgment to the Delaware Supreme Court, which set the appeal for argument for November 2, 2016. On November 4, 2016, the Delaware Supreme Court affirmed the judgment of the Delaware Superior Court. Remaining in the case are Glencore’s claims for costs and fees it incurred related to the previously described Superfund action; these claims are not material.

Before 2002, ParentCo purchased power in Italy in the regulated energy market and received a drawback of a portion of the price of power under a special tariff in an amount calculated in accordance with a published resolution of the Italian Energy Authority, Energy Authority Resolution n. 204/1999 (“204/1999”). In 2001, the Energy Authority published another resolution, which clarified that the drawback would be calculated in the same manner, and in the same amount, in either the regulated or unregulated market. At the beginning of 2002, ParentCo left the regulated energy market to purchase energy in the unregulated market. Subsequently, in 2004, the Energy Authority introduced regulation no. 148/2004, which set forth a different method for calculating the special tariff that would result in a different drawback for the regulated and unregulated markets. ParentCo challenged the new regulation in the Administrative Court of Milan and received a favorable judgment in 2006. Following this ruling, ParentCo continued to receive the power price drawback in accordance with the original calculation method, through 2009, when the European Commission declared all such special tariffs to be impermissible “state aid.” In 2010, the Energy Authority appealed the 2006 ruling to the Consiglio di Stato (final court of appeal). On December 2, 2011, the Consiglio di Stato ruled in favor of the Energy Authority and against ParentCo, thus presenting the opportunity for the energy regulators to seek reimbursement from ParentCo of an amount equal to the difference between the actual drawback amounts received over the relevant time period, and the drawback as it would have been calculated in accordance with regulation 148/2004. On February 23, 2012, ParentCo filed its appeal of the decision of the Consiglio di Stato (this appeal was subsequently withdrawn in March 2013). On March 26, 2012, ParentCo received a letter from the agency (Cassa Conguaglio per il Settore Eletrico (CCSE)) responsible for making and collecting payments on behalf of the Energy Authority demanding payment in the amount of approximately $110 (€85), including interest. By letter dated April 5, 2012, ParentCo informed CCSE that it disputes the payment demand of CCSE since (i) CCSE was not authorized by the Consiglio di Stato decisions to seek payment of any amount, (ii) the decision of the Consiglio di Stato has been appealed (see above), and (iii) in any event, no interest should be payable. On April 29, 2012, Law No. 44 of 2012 (“44/2012”) came into effect, changing the method to calculate the drawback. On February 21, 2013, ParentCo received a revised request letter from CCSE demanding ParentCo’s subsidiary, Alcoa Trasformazioni S.r.l., make a payment in the amount of $97 (€76), including interest, which reflects a revised calculation methodology by CCSE and represents the high end of the range of reasonably possible loss associated with this matter of $0 to $97 (€76). ParentCo rejected that demand and formally challenged it through an appeal before the Administrative Court on April 5, 2013. The Administrative Court scheduled a hearing for December 19, 2013, which was subsequently postponed until April 17, 2014, and further postponed until June 19, 2014. On that date, the Administrative Court listened to ParentCo’s oral argument, and on September 2, 2014, rendered its decision. The Administrative Court declared the payment request of CCSE and the Energy Authority to ParentCo to be unsubstantiated based on the 148/2004 resolution with respect to the January 19, 2007 through November 19, 2009 timeframe. On December 18, 2014, the CCSE and the Energy Authority appealed the Administrative Court’s September 2, 2014 decision; however, a date for the hearing has not been scheduled. As a result of the conclusion of the European Commission Matter on January 26, 2016 (see Note N in ParentCo’s Annual Report on Form 10-K for the year ended December 31, 2015), management modified its outlook with respect to a portion of the pending legal proceedings related to this matter. As such, a charge of $37 (€34) was recorded in Restructuring and other charges for the year ended December 31, 2015 to establish a partial reserve for this matter. At this time, ParentCo is unable to reasonably predict the ultimate outcome for this matter.

Environmental Matters

ParentCo participates in environmental assessments and cleanups at more than 100 locations. These include owned or operating facilities and adjoining properties, previously owned or operating facilities and adjoining properties, and waste sites, including Superfund (Comprehensive Environmental Response, Compensation and Liability Act (CERCLA)) sites.

A liability is recorded for environmental remediation when a cleanup program becomes probable and the costs can be reasonably estimated. As assessments and cleanups proceed, the liability is adjusted based on progress made in determining the extent of remedial actions and related costs. The liability can change substantially due to factors such as the nature and extent of contamination, changes in remedial requirements, and technological changes, among others.

Alcoa Corporation’s remediation reserve balance was $231 and $235 at September 30, 2016 and December 31, 2015 (of which $31 and $28 was classified as a current liability), respectively, and reflects the most probable costs to remediate identified environmental conditions for which costs can be reasonably estimated for current and certain former Alcoa Corporation operating locations.

In the 2016 third quarter and nine-month period, the remediation reserve was increased by $7 and $13, respectively. The change in both periods was due to a net charge associated with a number of sites. Of the changes to the remediation reserve in both periods, $1 was recorded in Restructuring and other charges, while the remainder was recorded in Cost of goods sold on the accompanying Statement of Combined Operations.

Payments related to remediation expenses applied against the reserve were $15 and $32 in the 2016 third quarter and nine-month period, respectively. These amounts include expenditures currently mandated, as well as those not required by any regulatory authority or third party. In the 2016 third quarter and nine-month period, the change in the reserve also reflects an increase of $6 and $15, respectively, due to the effects of foreign currency translation.

Included in annual operating expenses are the recurring costs of managing hazardous substances and environmental programs. These costs are estimated to be approximately 2% of cost of goods sold.

The following discussion provides details regarding the current status of certain significant reserves related to current or former Alcoa Corporation sites.

Fusina and Portovesme, Italy—In 1996, ParentCo acquired the Fusina smelter and rolling operations and the Portovesme smelter, both of which are owned by ParentCo’s subsidiary Alcoa Trasformazioni S.r.l. (“Trasformazioni”) (the Fusina rolling operations are now owned by a new ParentCo subsidiary, Fusina Rolling S.r.l.), from Alumix, an entity owned by the Italian Government. At the time of the acquisition, Alumix indemnified ParentCo for pre-existing environmental contamination at the sites. In 2004, the Italian Ministry of Environment and Protection of Land and Sea (MOE) issued orders to Trasformazioni and Alumix for the development of a clean-up plan related to soil contamination in excess of allowable limits under legislative decree and to institute emergency actions and pay natural resource damages. Trasformazioni appealed the orders and filed suit against Alumix, among others, seeking indemnification for these liabilities under the provisions of the acquisition agreement. In 2009, Ligestra S.r.l. (“Ligestra”), Alumix’s successor, and Trasformazioni agreed to a stay of the court proceedings while investigations were conducted and negotiations advanced towards a possible settlement.

In December 2009, Trasformazioni and Ligestra reached an initial agreement for settlement of the liabilities related to Fusina while negotiations continued related to Portovesme (see below). The agreement outlined an allocation of payments to the MOE for emergency action and natural resource damages and the scope and costs for a proposed soil remediation project, which was formally presented to the MOE in mid-2010. The agreement was contingent upon final acceptance of the remediation project by the MOE. As a result of entering into this agreement, ParentCo increased the reserve by $12 in 2009 for Fusina. Based on comments received from the MOE and local and regional environmental authorities, Trasformazioni submitted a revised remediation plan in the first half of 2012; however, such revisions did not require any change to the existing reserve. In October 2013, the MOE approved the project submitted by ParentCo, resulting in no adjustment to the reserve.

In January 2014, in anticipation of ParentCo reaching a final administrative agreement with the MOE, ParentCo and Ligestra entered into a final agreement related to Fusina for allocation of payments to the MOE for emergency action and natural resource damages and the costs for the approved soil remediation project. The agreement resulted in Ligestra assuming 50% to 80% of all payments and remediation costs. On February 27, 2014, ParentCo and the MOE reached a final administrative agreement for conduct of work. The agreement includes both a soil and groundwater remediation project estimated to cost $33 (€24) and requires payments of $25 (€18) to the MOE for emergency action and natural resource damages. The remediation projects are slated to begin as soon as ParentCo receives final approval from the Ministry of Infrastructure. Based on the final agreement with Ligestra, ParentCo’s share of all costs and payments is $17 (€12), of which $9 (€6) related to the damages will be paid annually over a 10-year period, which began in April 2014, and was previously fully reserved.

Separately, in 2009, due to additional information derived from the site investigations conducted at Portovesme, ParentCo increased the reserve by $3. In November 2011, Trasformazioni and Ligestra reached an agreement for settlement of the liabilities related to Portovesme, similar to the one for Fusina. A proposed soil remediation project for Portovesme was formally presented to the MOE in June 2012. Neither the agreement with Ligestra nor the proposal to the MOE resulted in a change to the reserve for Portovesme. In November 2013, the MOE rejected the proposed soil remediation project and requested a revised project be submitted. In May 2014, Trasformazioni and Ligestra submitted a revised soil remediation project that addressed certain stakeholders’ concerns. ParentCo increased the reserve by $3 in 2014 to reflect the estimated higher costs associated with the revised soil remediation project, as well as current operating and maintenance costs of the Portovesme site.

In October 2014, the MOE required a further revised project be submitted to reflect the removal of a larger volume of contaminated soil than what had been proposed, as well as design changes for the cap related to the remaining contaminated soil left in place and the expansion of an emergency containment groundwater pump and treatment system that was previously installed. Trasformazioni and Ligestra submitted the further revised soil remediation project in February 2015. As a result, ParentCo increased the reserve by $7 in March 2015 to reflect the increase in the estimated costs of the project. In October 2015, ParentCo received a final ministerial decree approving the February 2015 revised soil remediation project. Work on the soil remediation project commenced in the second quarter of 2016 and is expected to be completed in 2019. ParentCo and Ligestra are now working on a final groundwater remediation project, which will be submitted to the MOE for approval in 2017. The ultimate outcome of this matter may result in a change to the existing reserve for Portovesme.

Baie Comeau, Quebec, Canada—In August 2012, ParentCo presented an analysis of remediation alternatives to the Quebec Ministry of Sustainable Development, Environment, Wildlife and Parks (MDDEP), in response to a previous request, related to known PCBs and polycyclic aromatic hydrocarbons (PAHs) contained in sediments of the Anse du Moulin bay. As such, ParentCo increased the reserve for Baie Comeau by $25 in 2012 to reflect the estimated cost of ParentCo’s recommended alternative, consisting of both dredging and capping of the contaminated sediments. In July 2013, ParentCo submitted the Environmental Impact Assessment for the project to the MDDEP. The MDDEP notified ParentCo that the project as it was submitted was approved and a final ministerial decree was issued in July 2015. As a result, no further adjustment to the reserve was required in 2015. The decree provided final approval for the project and ParentCo began work on the final project design with construction on the project expected to begin in 2017. Completion of the final project design and construction contract may result in additional liability in a future period.

Mosjøen, Norway—In September 2012, ParentCo presented an analysis of remediation alternatives to the Norwegian Environmental Agency (NEA) (formerly the Norwegian Climate and Pollution Agency, or “Klif”), in response to a previous request, related to known PAHs in the sediments located in the harbor and extending out into the fjord. As such, ParentCo increased the reserve for Mosjøen by $20 in 2012 to reflect the estimated cost of the baseline alternative for dredging of the contaminated sediments. A proposed project reflecting this alternative was formally presented to the NEA in June 2014, and was resubmitted in late 2014 to reflect changes by the NEA. The revised proposal did not result in a change to the reserve for Mosjøen.

In April 2015, the NEA notified ParentCo that the revised project was approved and required submission of the final project design before issuing a final order. ParentCo completed and submitted the final project design, which identified a need to stabilize the related wharf structure to allow for the sediment dredging in the harbor. As a result, ParentCo increased the reserve for Mosjøen by $11 in June 2015 to reflect the estimated cost of the wharf stabilization. Also in June 2015, the NEA issued a final order approving the project as well as the final project design. In September 2015, ParentCo increased the reserve by $1 to reflect the potential need (based on prior experience with similar projects) to perform additional dredging if the results of sampling, which is required by the order, don’t achieve the required cleanup levels. Project construction commenced in the first quarter of 2016 and is expected to be completed by the end of 2017.

Tax

In September 2010, following a corporate income tax audit covering the 2003 through 2005 tax years, an assessment was received as a result of Spain’s tax authorities disallowing certain interest deductions claimed by a Spanish consolidated tax group owned by ParentCo. An appeal of this assessment in Spain’s Central Tax Administrative Court by ParentCo was denied in October 2013. In December 2013, the ParentCo filed an appeal of the assessment in Spain’s National Court.

Additionally, following a corporate income tax audit of the same Spanish tax group for the 2006 through 2009 tax years, Spain’s tax authorities issued an assessment in July 2013 similarly disallowing certain interest deductions. In August 2013, ParentCo filed an appeal of this second assessment in Spain’s Central Tax Administrative Court, which was denied in January 2015. ParentCo filed an appeal of this second assessment in Spain’s National Court in March 2015.

At September 30, 2016, the combined assessments total $274 (€244), including interest. ParentCo believes it has meritorious arguments to support its tax position and intends to vigorously litigate the assessments through Spain’s court system. However, in the event ParentCo is unsuccessful, a portion of the assessments may be offset with existing net operating losses available to the Spanish consolidated tax group. Additionally, it is possible that ParentCo may receive similar assessments for tax years subsequent to 2009. At this time, ParentCo is unable to reasonably predict an outcome for this matter.

In March 2013, ParentCo’s subsidiary, Alcoa World Alumina Brasil (AWAB), a majority-owned subsidiary that is part of AWAC, was notified by the Brazilian Federal Revenue Office (RFB) that approximately $110 (R$220) of value added tax credits previously claimed are being disallowed and a penalty of 50% assessed. Of this amount, AWAB received $41 (R$82) in cash in May 2012. The value added tax credits were claimed by AWAB for both fixed assets and export sales related to the Juruti bauxite mine and São Luís refinery expansion. The RFB has disallowed credits they allege belong to the consortium in which AWAB owns an interest and should not have been claimed by AWAB. Credits have also been disallowed as a result of challenges to apportionment methods used, questions about the use of the credits, and an alleged lack of documented proof. AWAB presented defense of its claim to the RFB on April 8, 2013. If AWAB is successful in this administrative process, the RFB would have no further recourse. If unsuccessful in this process, AWAB has the option to litigate at a judicial level. Separately from AWAB’s administrative appeal, in June 2015, new tax law was enacted repealing the provisions in the tax code that were the basis for the RFB assessing a 50% penalty in this matter. As such, the estimated range of reasonably possible loss is $0 to $32 (R$103), whereby the maximum end of the range represents the portion of the disallowed credits applicable to the export sales and excludes the 50% penalty. Additionally, the estimated range of disallowed credits related to AWAB’s fixed assets is $0 to $36 (R$117), which would increase the net carrying value of AWAB’s fixed assets if ultimately disallowed. It is management’s opinion that the allegations have no basis; however, at this time, management is unable to reasonably predict an outcome for this matter.

Between 2000 and 2002, Alcoa Alumínio (Alumínio), a Brazil subsidiary of ParentCo that includes both Alcoa Corporation and Arconic operations, sold approximately 2,000 metric tons of metal per month from its Poços de Caldas facility, located in the State of Minas Gerais (the “State”), to Alfio, a customer also located in the State. Sales in the State were exempted from value-added tax (VAT) requirements. Alfio subsequently sold metal to customers outside of the State, but did not pay the required VAT on those transactions. In July 2002, Alumínio received an assessment from State auditors on the theory that Alumínio should be jointly and severally liable with Alfio for the unpaid VAT. In June 2003, the administrative tribunal found Alumínio liable, and Alumínio filed a judicial case in the State in February 2004 contesting the finding. In May 2005, the Court of First Instance found Alumínio solely liable, and a panel of a State appeals court confirmed this finding in April 2006. Alumínio filed a special appeal to the Superior Tribunal of Justice (STJ) in Brasilia (the federal capital of Brazil) later in 2006. In 2011, the STJ (through one of its judges) reversed the judgment of the lower courts, finding that Alumínio should neither be solely nor jointly and severally liable with Alfio for the VAT, which ruling was then appealed by the State. In August 2012, the STJ agreed to have the case reheard before a five-judge panel. A decision from this panel is pending, but additional appeals are likely. At September 30, 2016, the assessment totaled $43 (R$140), including penalties and interest. While the Company believes it has meritorious defenses, the Company is unable to reasonably predict an outcome.

Other

In connection with the sale in 2001 of Reynolds Metals Company’s (“Reynolds,” a subsidiary of ParentCo), alumina refinery in Gregory, Texas, Reynolds assigned an Energy Services Agreement (“ESA”) with Gregory Power Partners (“Gregory Power”) for purchase of steam and electricity by the refinery. On January 11, 2016, Sherwin Alumina Company, LLC (“Sherwin”), the current owner of the refinery, and one of its affiliate entities, filed bankruptcy petitions in Corpus Christi, Texas for reorganization under Chapter 11 of the Bankruptcy Code. On January 26, 2016, Gregory Power delivered notice to Reynolds that Sherwin’s bankruptcy filing constitutes a breach of the ESA; on January 29, 2016, Reynolds responded that the filing does not constitute a breach. Sherwin informed the bankruptcy court that it intends to cease operations because it is not able to continue its bauxite supply agreement, and, thereafter, Gregory Power filed a complaint in the bankruptcy case against Reynolds alleging breach of the ESA. On October 4, 2016, the state of Texas filed suit against Sherwin in the bankruptcy proceeding seeking to hold Sherwin responsible for remediation of alleged environmental conditions at the facility. On October 11, 2016, Sherwin filed a similar suit against Reynolds in the case. On November 10, 2016, Reynolds filed motions to dismiss the Gregory Power complaint and to withdraw the case from bankruptcy court. On November 23, 2016, the bankruptcy court approved Sherwin’s cessation of operations plans and a schedule of dates relevant to the confirmation of Sherwin’s amended reorganization plan. This matter is neither estimable nor probable; therefore, at this time, ParentCo is unable to reasonably predict the ultimate outcome.

In addition to the matters discussed above, various other lawsuits, claims, and proceedings have been or may be instituted or asserted against ParentCo or Alcoa Corporation, including those pertaining to environmental, product liability, safety and health, and tax matters. While the amounts claimed in these other matters may be substantial, the ultimate liability cannot now be determined because of the considerable uncertainties that exist. Therefore, it is possible that the Company’s liquidity or results of operations in a particular period could be materially affected by one or more of these other matters. However, based on facts currently available, management believes that the disposition of these other matters that are pending or asserted will not have a material adverse effect, individually or in the aggregate, on the financial position of the Company.

Commitments

Investments

ParentCo has an investment in a joint venture for the development, construction, ownership, and operation of an integrated aluminum complex (bauxite mine, alumina refinery, aluminum smelter, and rolling mill) in Saudi Arabia. The joint venture is owned 74.9% by the Saudi Arabian Mining Company (known as “Ma’aden”) and 25.1% by ParentCo and consists of three separate companies as follows: one each for the mine and refinery, the smelter, and the rolling mill. ParentCo accounts for its investment in the joint venture under the equity method. Capital investment in the project is expected to total approximately $10,800 (SAR 40.5 billion) and has been funded through a combination of equity contributions by the joint venture partners and project financing by the joint venture, which has been guaranteed by both partners (see below). Both the equity contributions and the guarantees of the project financing are based on the joint venture’s partners’ ownership interests. Originally, it was estimated that ParentCo’s total equity investment in the joint venture would be approximately $1,100, of which ParentCo has contributed $982, including $1 in the 2016 nine-month period. Based on changes to both the project’s capital investment and equity and debt structure from the initial plans, the estimated $1,100 equity contribution may be reduced. As of September 30, 2016 and December 31, 2015, the carrying value of ParentCo’s investment in this project was $863 and $928, respectively, which is reflected in the accompanying Combined Balance Sheet.

The smelting and rolling mill companies have project financing totaling $4,207 (reflects principal repayments made through September 30, 2016), of which $1,056 represents ParentCo’s share (the equivalent of ParentCo’s 25.1% interest in the smelting and rolling mill companies). In conjunction with the financings, ParentCo issued guarantees on behalf of the smelting and rolling mill companies to the lenders in the event that such companies default on their debt service requirements through 2017 and 2020 for the smelting company and 2018 and 2021 for the rolling mill company (Ma’aden issued similar guarantees for its 74.9% interest). ParentCo’s guarantees for the smelting and rolling mill companies cover total debt service requirements of $100 in principal and up to a maximum of approximately $35 in interest per year (based on projected interest rates). At September 30, 2016 and December 31, 2015, the combined fair value of the guarantees was $3 and $7, respectively, which was included in Other noncurrent liabilities and deferred credits on the accompanying Combined Balance Sheet.

The mining and refining company has project financing totaling $2,232, of which $560 represents AWAC’s 25.1% interest in the mining and refining company. In conjunction with the financings, ParentCo, on behalf of AWAC, issued guarantees to the lenders in the event that the mining and refining company defaults on its debt service requirements through 2019 and 2024 (Ma’aden issued similar guarantees for its 74.9% interest). ParentCo’s guarantees for the mining and refining company cover total debt service requirements of $120 in principal and up to a maximum of approximately $30 in interest per year (based on projected interest rates). At both September 30, 2016 and December 31, 2015, the combined fair value of the guarantees was $3, which was included in Other noncurrent liabilities and deferred credits on the accompanying Combined Balance Sheet. In the event ParentCo would be required to make payments under the guarantees, 40% of such amount would be contributed to ParentCo by Alumina Limited, consistent with its ownership interest in AWAC.

In 2004, AofA acquired a 20% interest in a consortium, which subsequently purchased the Dampier to Bunbury Natural Gas Pipeline (DBNGP) in Western Australia, in exchange for an initial cash investment of $17 (A$24). The investment in the DBNGP, which was classified as an equity investment, was made in order to secure a competitively priced long-term supply of natural gas to AofA’s refineries in Western Australia. AofA made additional contributions of $141 (A$176) for its share of the pipeline capacity expansion and other operational purposes of the consortium through September 2011. In late 2011, the consortium initiated a three-year equity call plan to improve its capitalization structure. This plan required AofA to contribute $39 (A$40), all of which was made through December 2014. Following the completion of the three-year equity call plan in December 2014, the consortium initiated a new equity call plan to further improve its capitalization structure. This plan required AofA to contribute $30 (A$36) through mid-2016, of which $20 (A$27) was made through March 31, 2016, including $3 (A$5) in the 2016 first quarter.

In April 2016, AofA sold its interest in the consortium (see Note G), effectively terminating its remaining obligation to make contributions under the current equity call plan. As part of the sale transaction, AofA will maintain its current access to approximately 30% of the DBNGP transmission capacity for gas supply to its three alumina refineries in Western Australia under an existing agreement to purchase gas transmission services from the DBNGP. At September 30, 2016, AofA has an asset of $288 (A$373) representing prepayments made under the agreement for future gas transmission services.

On April 8, 2015, AofA secured a new 12-year gas supply agreement to power its three alumina refineries in Western Australia beginning in July 2020. This agreement was conditional on the completion of a third-party acquisition of the related energy assets from the then-current owner, which occurred in June 2015. The terms of AofA’s gas supply agreement required a prepayment of $500 to be made in two installments. The first installment of $300 was made at the time of the completion of the third-party acquisition in June 2015 and the second installment of $200 was made in April 2016. Both of these amounts were included in (Increase) in noncurrent assets on the accompanying Statement of Combined Cash Flows in the respective periods. At September 30, 2016 and December 31, 2015, Alcoa Corporation has an asset of $504 (A$654) and $288 (A$395), respectively, representing the respective prepayments made under this agreement, which was included in Other noncurrent assets on the accompanying Combined Balance Sheet.

N. Contingencies and Commitments

Contingencies

The matters discussed within this section are those of ParentCo that are associated directly or indirectly with Alcoa Corporation’s operations. For those matters where the outcome remains uncertain, the ultimate allocation of any potential future costs between Alcoa Corporation and Arconic will be addressed in the Separation Agreement.

Litigation.

Alba Matter

Civil Suit. On February 27, 2008, ParentCo received notice that Aluminium Bahrain B.S.C. (“Alba”) had filed suit against ParentCo, Alcoa World Alumina LLC (“AWA”), and William Rice (collectively, the “ParentCo Parties”), and others, in the U.S. District Court for the Western District of Pennsylvania (the “Court”), Civil Action number 08-299, styled Aluminium Bahrain B.S.C. v. ParentCo, Alcoa World Alumina LLC, William Rice, and Victor Phillip Dahdaleh. The complaint alleged that certain ParentCo entities and their agents, including Victor Phillip Dahdaleh, had engaged in a conspiracy over a period of 15 years to defraud Alba. The complaint further alleged that ParentCo and its employees or agents (1) illegally bribed officials of the government of Bahrain and/or officers of Alba in order to force Alba to purchase alumina at excessively high prices, (2) illegally bribed officials of the government of Bahrain and/or officers of Alba and issued threats in order to pressure Alba to enter into an agreement by which ParentCo would purchase an equity interest in Alba, and (3) assigned portions of existing supply contracts between ParentCo and Alba for the sole purpose of facilitating alleged bribes and unlawful commissions. The complaint alleged that ParentCo and the other defendants violated the Racketeer Influenced and Corrupt Organizations Act (RICO) and committed fraud. Alba claimed damages in excess of $1,000. Alba’s complaint sought treble damages with respect to its RICO claims; compensatory, consequential, exemplary, and punitive damages; rescission of the 2005 alumina supply contract; and attorneys’ fees and costs.

On October 9, 2012, the ParentCo Parties, without admitting any liability, entered into a settlement agreement with Alba. The agreement called for AWA to pay Alba $85 in two equal installments, one-half at time of settlement and one-half one year later, and for the case against the ParentCo Parties to be dismissed with prejudice. Additionally, AWA and Alba entered into a long-term alumina supply agreement. On October 9, 2012, pursuant to the settlement agreement, AWA paid Alba $42.5, and all claims against the ParentCo Parties were dismissed with prejudice. On October 9, 2013 pursuant to the settlement agreement, AWA paid the remaining $42.5. Based on the settlement agreement, in the 2012 third quarter, ParentCo recorded a $40 charge in addition to the $45 charge it recorded in the 2012 second quarter in respect of the suit (see Agreement with Alumina Limited below).

Government Investigations. On February 26, 2008, ParentCo advised the Department of Justice (“DOJ”) and the Securities and Exchange Commission (“SEC”) that it had recently become aware of the claims by Alba as alleged in the Alba civil suit, had already begun an internal investigation and intended to cooperate fully in any investigation that the DOJ or the SEC may commence. On March 17, 2008, the DOJ notified ParentCo that it had opened a formal investigation. The SEC subsequently commenced a concurrent investigation. ParentCo has been cooperating with the government since that time.

In the second quarter of 2013, ParentCo proposed to settle the DOJ matter by offering the DOJ a cash payment of $103. Based on this offer, ParentCo recorded a charge of $103 in the 2013 second quarter. Also in the second quarter of 2013, ParentCo exchanged settlement offers with the SEC. However, the SEC staff rejected ParentCo’s offer of $60 and no charge was recorded. During the remainder of 2013, settlement discussions with both the DOJ and the SEC continued.

On January 9, 2014, ParentCo resolved the investigations by the DOJ and the SEC. The settlement with the DOJ was reached with AWA. Under the terms of a plea agreement entered into with the DOJ, effective January 9, 2014, AWA pled guilty to one count of violating the anti-bribery provisions of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). As part of the DOJ resolution, AWA agreed to pay a total of $223, including a fine of $209 payable in five equal installments over four years. The first installment of $41.8, plus a one-time administrative forfeiture of $14, was paid in the first quarter of 2014, the second installment of $41.8 was paid in the first quarter of 2015, and the remaining installments of $41.8 each will be paid in the first quarters of 2016 through 2018 (the third installment was paid on January 8, 2016). The DOJ is bringing no case against ParentCo.

Effective January 9, 2014, ParentCo also settled civil charges filed by the SEC in an administrative proceeding relating to the anti-bribery, internal controls, and books and records provisions of the FCPA. Under the terms of the settlement with the SEC, ParentCo agreed to a settlement amount of $175, but will be given credit for the $14 one-time forfeiture payment, which is part of the DOJ resolution, resulting in a total cash payment to the SEC of $161 payable in five equal installments over four years. The first and second installments of $32.2 each were paid to the SEC in the first quarter of 2014 and 2015, respectively, and the remaining installments of $32.2 each will be paid in the first quarters of 2016 through 2018 (the third installment was paid on January 25, 2016).

There was no allegation in the filings by the DOJ and there was no finding by the SEC that anyone at ParentCo knowingly engaged in the conduct at issue.

Based on the resolutions with both the DOJ and SEC, in the 2013 fourth quarter, ParentCo recorded a $288 charge, which includes legal costs of $7, in addition to the $103 charge it recorded in the 2013 second quarter in respect of the investigations (see Agreement with Alumina Limited below).

Agreement with Alumina Limited. AWA is a U.S.-based Alcoa World Alumina and Chemicals (“AWAC”) company organized under the laws of Delaware that owns, directly or indirectly, alumina refineries and bauxite mines in the Atlantic region. AWAC is an unincorporated global bauxite mining and alumina refining venture between ParentCo and Alumina Limited. AWAC consists of a number of affiliated entities, including AWA, which own, or have an interest in, or operate bauxite mines and alumina refineries in eight countries (seven as of December 31, 2014 due to the divestiture of an ownership interest in a mining and refining joint venture in Jamaica—see Note F). ParentCo owns 60% and Alumina Limited owns 40% of these individual entities, which are consolidated by ParentCo for financial reporting purposes (and are reflected in Alcoa Corporation’s combined financial statements).

In October 2012, ParentCo and Alumina Limited entered into an agreement to allocate the costs of the Alba civil settlement and all legal fees associated with this matter (including the government investigations discussed above) between ParentCo and Alumina Limited on an 85% and 15% basis, respectively, but this would occur only if a settlement is reached with the DOJ and the SEC regarding their investigations. As such, the $85 civil settlement in 2012 and all legal costs associated with the civil suit and government investigations incurred prior to 2013 were allocated on a 60% and 40% basis in the respective periods on ParentCo’s Statement of Consolidated Operations. As a result of the resolutions of the government investigations, the $384 charge and legal costs incurred in 2013 were allocated on an 85% and 15% basis per the allocation agreement with Alumina Limited. Additionally, the $85 civil settlement from 2012 and all legal costs associated with the civil suit and government investigations incurred prior to 2013 were reallocated on the 85% and 15% basis. The following table details the activity related to the Alba matter:

	2013			2012
	Alcoa Corporation	Alumina Limited	Total	Alcoa Corporation	Alumina Limited	Total
Government investigations(1)	$326	$58	$384	$—	$—	$—
Civil suit(1)	—	—	—	51	34	85
Reallocation of civil suit	21	(21)	—	—	—	—
Reallocation of legal costs	20	(20)	—	—	—	—

Loss before income taxes(2)	367	17	384	51	34	85

(1)	The amount in the Total column was recorded in Restructuring and other charges (see Note D).
(2)	In 2013 and 2012, the amount for Alcoa Corporation was included in Net income (loss) attributable to Alcoa Corporation, and the amount for Alumina Limited was included in Net income (loss) attributable to noncontrolling interest.

Other Matters

On June 5, 2015, Alcoa World Alumina LLC (“AWA”) and St. Croix Alumina, L.L.C. (“SCA”) filed a complaint in Delaware Chancery Court for a declaratory judgment and injunctive relief to resolve a dispute between ParentCo and Glencore Ltd. (“Glencore”) with respect to claimed obligations under a 1995 asset purchase agreement between ParentCo and Glencore. The dispute arose from Glencore’s demand that ParentCo indemnify it for liabilities it may have to pay to Lockheed Martin (“Lockheed”) related to the St. Croix alumina refinery. Lockheed had earlier filed suit against Glencore in federal court in New York seeking indemnity for liabilities it had incurred and would incur to the U.S. Virgin Islands to remediate certain properties at the refinery property and claimed that Glencore was required by an earlier, 1989 purchase agreement to indemnify it. Glencore had demanded that ParentCo indemnify and defend it in the Lockheed case and threatened to claim against ParentCo in the New York action despite exclusive jurisdiction for resolution of disputes under the 1995 purchase agreement being in Delaware. After Glencore conceded that it was not seeking to add ParentCo to the New York action, AWA and SCA dismissed their complaint in the Chancery Court case and on August 6, 2015 filed a complaint for declaratory judgment in Delaware Superior Court. AWA and SCA filed a motion for judgment on the pleadings on September 16, 2015. Glencore answered AWA’s and SCA’s complaint and asserted counterclaims on August 27, 2015, and on October 2, 2015 filed its own motion for judgment on the pleadings. Argument on the parties’ motions was held by the court on December 7, 2015, and by order dated February 8, 2016, the court granted ParentCo’s motion and denied Glencore’s motion, resulting in ParentCo not being liable to indemnify Glencore for the Lockheed action. The decision also leaves for pretrial discovery and possible summary judgment or trial Glencore’s claims for costs and fees it incurred in defending and settling an earlier Superfund action brought against Glencore by the Government of the Virgin Islands. On February 17, 2016, Glencore filed notice of its application for interlocutory appeal of the February 8 ruling. AWA and SCA filed an opposition to that application on February 29, 2016. On March 10, 2016, the court denied Glencore’s motion for interlocutory appeal and on the same day entered judgment on claims other than Glencore’s claims for costs and fees it incurred in defending and settling the earlier Superfund action brought against Glencore by the Government of the Virgin Islands. On March 29, 2016, Glencore filed a withdrawal of its notice of interlocutory appeal and also noted its intent to appeal the court’s March 10, 2016 judgment. Glencore filed its opening brief on its appeal on May 23, 2016. ParentCo filed its reply brief on June 22, 2016, with all further briefing to be concluded by July 7, 2016. At this time, the Company is unable to reasonably predict an outcome for this matter.

Before 2002, ParentCo purchased power in Italy in the regulated energy market and received a drawback of a portion of the price of power under a special tariff in an amount calculated in accordance with a published resolution of the Italian Energy Authority, Energy Authority Resolution n. 204/1999 (“204/1999”). In 2001, the Energy Authority published another resolution, which clarified that the drawback would be calculated in the same manner, and in the same amount, in either the regulated or unregulated market. At the beginning of 2002, ParentCo left the regulated energy market to purchase energy in the unregulated market. Subsequently, in 2004, the Energy Authority introduced regulation no. 148/2004, which set forth a different method for calculating the special tariff that would result in a different drawback for the regulated and unregulated markets. ParentCo challenged the new regulation in the Administrative Court of Milan and received a favorable judgment in 2006. Following this ruling, ParentCo continued to receive the power price drawback in accordance with the original calculation method, through 2009, when the European Commission declared all such special tariffs to be impermissible “state aid.” In 2010, the Energy Authority appealed the 2006 ruling to the Consiglio di Stato (final court of appeal). On December 2, 2011, the Consiglio di Stato ruled in favor of the Energy Authority and against ParentCo, thus presenting the opportunity for the energy regulators to seek reimbursement from ParentCo of an amount equal to the difference between the actual drawback amounts received over the relevant time period, and the drawback as it would have been calculated in accordance with regulation 148/2004. On February 23, 2012, ParentCo filed its appeal of the decision of the Consiglio di Stato (this appeal was subsequently withdrawn in March 2013). On March 26, 2012, ParentCo received a letter from the agency (Cassa Conguaglio per il Settore Eletrico (CCSE)) responsible for making and collecting payments on behalf of the Energy Authority demanding payment in the amount of approximately $110 (€85), including interest. By letter dated April 5, 2012, ParentCo informed CCSE that it disputes the payment demand of CCSE since (i) CCSE was not authorized by the Consiglio di Stato decisions to seek payment of any amount, (ii) the decision of the Consiglio di Stato has been appealed (see above), and (iii) in any event, no interest should be payable. On April 29, 2012, Law No. 44 of 2012 (“44/2012”) came into effect, changing the method to calculate the drawback. On February 21, 2013, ParentCo received a revised request letter from CSSE demanding ParentCo’s subsidiary, ParentCo Trasformazioni S.r.l., make a payment in the amount of $97 (€76), including interest, which reflects a revised calculation methodology by CCSE and represents the high end of the range of reasonably possible loss associated with this matter of $0 to $97 (€76). ParentCo has rejected that demand and has formally challenged it through an appeal before the Administrative Court on April 5, 2013. The Administrative Court scheduled a hearing for December 19, 2013, which was subsequently postponed until April 17, 2014, and further postponed until June 19, 2014. On this date, the Administrative Court listened to ParentCo’s oral argument, and on September 2, 2014, rendered its decision. The Administrative Court declared the payment request of CCSE and the Energy Authority to ParentCo to be unsubstantiated based on the 148/2004 resolution with respect to the January 19, 2007 through November 19, 2009 timeframe. On December 18, 2014, the CCSE and the Energy Authority appealed the Administrative Court’s September 2, 2014 decision; however, a date for the hearing has not been scheduled. As a result of the conclusion of the European Commission Matter on January 26, 2016 described below, management has modified its outlook with respect to a portion of the pending legal proceedings related to this matter. As such, a charge of $37 (€34) was recorded in Restructuring and other charges for the year ended December 31, 2015, on Alcoa Corporation’s Statement of Combined Operations to establish a partial reserve for this matter. At this time, Alcoa Corporation is unable to reasonably predict the ultimate outcome for this matter.

European Commission Matter. In July 2006, the European Commission (EC) announced that it had opened an investigation to establish whether an extension of the regulated electricity tariff granted by Italy to some energy-intensive industries complied with European Union (EU) state aid rules. The Italian power tariff extended the tariff that was in force until December 31, 2005 through November 19, 2009 (ParentCo had been incurring higher power costs at its smelters in Italy subsequent to the tariff end date through the end of 2012). The extension was originally through 2010, but the date was changed by legislation adopted by the Italian Parliament effective on August 15, 2009. Prior to expiration of the tariff in 2005, ParentCo had been operating in Italy for more than 10 years under a power supply structure approved by the EC in 1996. That measure provided a competitive power supply to the primary aluminum industry and was not considered state aid from the Italian Government. The EC’s announcement expressed concerns about whether Italy’s extension of the tariff beyond 2005 was compatible with EU legislation and potentially distorted competition in the European market of primary aluminum, where energy is an important part of the production costs.

On November 19, 2009, the EC announced a decision in this matter stating that the extension of the tariff by Italy constituted unlawful state aid, in part, and, therefore, the Italian Government is to recover a portion of the benefit ParentCo received since January 2006 (including interest). The amount of this recovery was to be based on a calculation prepared by the Italian Government (see below). In late 2009, after discussions with legal counsel and reviewing the bases on which the EC decided, including the different considerations cited in the EC decision regarding ParentCo’s two smelters in Italy, ParentCo recorded a charge of $250 (€173), which included $20 (€14) to write off a receivable from the Italian Government for amounts due under the now expired tariff structure and $230 (€159) to establish a reserve. On April 19, 2010, ParentCo filed an appeal of this decision with the General Court of the EU (see below). Prior to 2012, ParentCo was involved in other legal proceedings related to this matter that separately sought the annulment of the EC’s July 2006 decision to open an investigation alleging that such decision did not follow the applicable procedural rules and requested injunctive relief to suspend the effectiveness of the EC’s November 19, 2009 decision. However, the decisions by the General Court, and subsequent appeals to the European Court of Justice, resulted in the denial of these remedies.

In June 2012, ParentCo received formal notification from the Italian Government with a calculated recovery amount of $375 (€303); this amount was reduced by $65 (€53) for amounts owed by the Italian Government to ParentCo, resulting in a net payment request of $310 (€250). In a notice published in the Official Journal of the European Union on September 22, 2012, the EC announced that it had filed an action against the Italian Government on July 18, 2012 to compel it to collect the recovery amount (on October 17, 2013, the European Court of Justice ordered Italy to so collect). On September 27, 2012, ParentCo received a request for payment in full of the $310 (€250) by October 31, 2012. Following discussions with the Italian Government regarding the timing of such payment, ParentCo paid the requested amount in five quarterly installments of $69 (€50) beginning in October 2012 through December 2013.

On October 16, 2014, ParentCo received notice from the General Court of the EU that its April 19, 2010 appeal of the EC’s November 19, 2009 decision was denied. On December 27, 2014, ParentCo filed an appeal of the General Court’s October 16, 2014 ruling to the European Court of Justice (ECJ). Following submission of the EC’s response to the appeal, on June 10, 2015, ParentCo filed a request for an oral hearing before the ECJ; no decision on that request was received. On January 26, 2016, ParentCo was informed that the ECJ had dismissed ParentCo’s December 27, 2014 appeal of the General Court’s October 16, 2014 ruling. The dismissal of ParentCo’s appeal represents the conclusion of the legal proceedings in this matter. Prior to this dismissal, ParentCo had a noncurrent asset of $100 (€91) reflecting the excess of the total of the five payments made to the Italian Government over the reserve recorded in 2009. As a result, this noncurrent asset, along with the $58 (€53) for amounts owed by the Italian Government to ParentCo mentioned above plus $6 (€6) for interest previously paid, was written-off. A charge of $164 (€150) was recorded in Restructuring and other charges for the year ended December 31, 2015 on Alcoa Corporation’s Statement of Combined Operations (see Note D).

As a result of the EC’s November 19, 2009 decision, management had contemplated ceasing operations at its Italian smelters due to uneconomical power costs. In February 2010, management agreed to continue to operate its smelters in Italy for up to six months while a long-term solution to address increased power costs could be negotiated. Over a portion of this time, a long-term solution was not able to be reached related to the Fusina smelter, therefore, in May 2010, ParentCo and the Italian Government agreed to a temporary idling of the Fusina smelter. As of September 30, 2010, the Fusina smelter was fully curtailed (44,000 metric-tons-per-year). For the Portovesme smelter, ParentCo executed a new power agreement effective September 1, 2010 through December 31, 2012, replacing the short-term, market-based power contract that was in effect since early 2010. This new agreement along with interruptibility rights (i.e. compensation for power interruptions when grids are overloaded) granted to ParentCo for the Portovesme smelter provided additional time to negotiate a long-term solution (the EC had previously determined that the interruptibility rights were not considered state aid).

At the end of 2011, as part of a restructuring of ParentCo’s global smelting system, management decided to curtail operations at the Portovesme smelter during 2012 due to the uncertain prospects for viable, long-term power, along with rising raw materials costs and falling global aluminum prices (mid-2011 to late 2011). As of December 31, 2012, the Portovesme smelter was fully curtailed (150,000 metric-tons-per-year).

In June 2013 and August 2014, Alcoa Corporation decided to permanently shut down and demolish the Fusina and Portovesme smelters, respectively, due to persistent uneconomical conditions (see Note D).

Environmental Matters. ParentCo participates in environmental assessments and cleanups at more than 100 locations. These include owned or operating facilities and adjoining properties, previously owned or operating facilities and adjoining properties, and waste sites, including Superfund (Comprehensive Environmental Response, Compensation and Liability Act (CERCLA)) sites.

A liability is recorded for environmental remediation when a cleanup program becomes probable and the costs can be reasonably estimated. As assessments and cleanups proceed, the liability is adjusted based on progress made in determining the extent of remedial actions and related costs. The liability can change substantially due to factors such as the nature and extent of contamination, changes in remedial requirements, and technological changes, among others.

Alcoa Corporation’s remediation reserve balance was $235 and $165 at December 31, 2015 and 2014 (of which $28 and $40 was classified as a current liability), respectively, and reflects the most probable costs to remediate identified environmental conditions for which costs can be reasonably estimated for current and certain former Alcoa Corporation operating locations.

In 2015, the remediation reserve was increased by $107 due to a charge of $52 related to the planned demolition of the remaining structures at the Massena East smelter location (see Note D), a charge of $29 related to the planned demolition of the Poços de Caldas smelter and the Anglesea power station (see Note D), a charge of $12 related to the Mosjøen location (see below), a charge of $7 related to the Portovesme location (see below), and a net charge of $7 associated with a number of other sites. In 2014, the remediation reserve was increased by $37 due to a charge of $24 related to the planned demolition of certain structures at the Massena East, NY, Point Henry, Australia, and Portovesme, Italy locations (see Note D), a charge of $3 related to the Portovesme location (see below), and a net charge of $10 associated with a number of other sites. Of the changes to the remediation reserve in 2015 and 2014, $86 and $28, respectively, was recorded in Restructuring and other charges, while the remainder was recorded in Cost of goods sold on the accompanying Statement of Combined Operations.

Payments related to remediation expenses applied against the reserve were $24 and $26 in 2015 and 2014, respectively. These amounts include expenditures currently mandated, as well as those not required by any regulatory authority or third party. In 2015, the change in the reserve also reflects a decrease of $13 due to the effects of foreign currency translation. In 2014, the change in the reserve also reflects a net increase of $21 due to a reclassification of amounts included in other reserves within Other noncurrent liabilities and deferred credits on Alcoa Corporation’s Combined Balance Sheet as of December 31, 2013, and the effects of foreign currency translation.

Included in annual operating expenses are the recurring costs of managing hazardous substances and environmental programs. These costs are estimated to be approximately 2% of cost of goods sold.

The following discussion provides details regarding the current status of certain significant reserves related to current or former Alcoa Corporation sites.

Fusina and Portovesme, Italy—In 1996, ParentCo acquired the Fusina smelter and rolling operations and the Portovesme smelter, both of which are owned by ParentCo’s subsidiary Alcoa Trasformazioni S.r.l. (“Trasformazioni”), from Alumix, an entity owned by the Italian Government. At the time of the acquisition, Alumix indemnified ParentCo for pre-existing environmental contamination at the sites. In 2004, the Italian Ministry of Environment and Protection of Land and Sea (MOE) issued orders to Trasformazioni and Alumix for the development of a clean-up plan related to soil contamination in excess of allowable limits under legislative decree and to institute emergency actions and pay natural resource damages. Trasformazioni appealed the orders and filed suit against Alumix, among others, seeking indemnification for these liabilities under the provisions of the acquisition agreement. In 2009, Ligestra S.r.l. (“Ligestra”), Alumix’s successor, and Trasformazioni agreed to a stay of the court proceedings while investigations were conducted and negotiations advanced towards a possible settlement.

In December 2009, Trasformazioni and Ligestra reached an initial agreement for settlement of the liabilities related to Fusina while negotiations continued related to Portovesme (see below). The agreement outlined an allocation of payments to the MOE for emergency action and natural resource damages and the scope and costs for a proposed soil remediation project, which was formally presented to the MOE in mid-2010. The agreement was contingent upon final acceptance of the remediation project by the MOE. As a result of entering into this agreement, ParentCo increased the reserve by $12 in 2009 for Fusina. Based on comments received from the MOE and local and regional environmental authorities, Trasformazioni submitted a revised remediation plan in the first half of 2012; however, such revisions did not require any change to the existing reserve. In October 2013, the MOE approved the project submitted by ParentCo, resulting in no adjustment to the reserve.

In January 2014, in anticipation of ParentCo reaching a final administrative agreement with the MOE, ParentCo and Ligestra entered into a final agreement related to Fusina for allocation of payments to the MOE for emergency action and natural resource damages and the costs for the approved soil remediation project. The agreement resulted in Ligestra assuming 50% to 80% of all payments and remediation costs. On February 27, 2014, ParentCo and the MOE reached a final administrative agreement for conduct of work. The agreement includes both a soil and groundwater remediation project estimated to cost $33 (€24) and requires payments of $25 (€18) to the MOE for emergency action and natural resource damages. The remediation projects are slated to begin as soon as ParentCo receives final approval from the Ministry of Infrastructure. Based on the final agreement with Ligestra, ParentCo’s share of all costs and payments is $17 (€12), of which $9 (€6) related to the damages will be paid annually over a 10-year period, which began in April 2014, and was previously fully reserved.

Separately, in 2009, due to additional information derived from the site investigations conducted at Portovesme, ParentCo increased the reserve by $3. In November 2011, Trasformazioni and Ligestra reached an agreement for settlement of the liabilities related to Portovesme, similar to the one for Fusina. A proposed soil remediation project for Portovesme was formally presented to the MOE in June 2012. Neither the agreement with Ligestra nor the proposal to the MOE resulted in a change to the reserve for Portovesme. In November 2013, the MOE rejected the proposed soil remediation project and requested a revised project be submitted. In May 2014, Trasformazioni and Ligestra submitted a revised soil remediation project that addressed certain stakeholders’ concerns. ParentCo increased the reserve by $3 in 2014 to reflect the estimated higher costs associated with the revised soil remediation project, as well as current operating and maintenance costs of the Portovesme site.

In October 2014, the MOE required a further revised project be submitted to reflect the removal of a larger volume of contaminated soil than what had been proposed, as well as design changes for the cap related to the remaining contaminated soil left in place and the expansion of an emergency containment groundwater pump and treatment system that was previously installed. Trasformazioni and Ligestra submitted the further revised soil remediation project in February 2015. As a result, ParentCo increased the reserve by $7 in March 2015 to reflect the increase in the estimated costs of the project. In October 2015, ParentCo received a final ministerial decree approving the February 2015 revised soil remediation project. Work on the soil remediation project will commence in 2016 and is expected to be completed in 2019. ParentCo and Ligestra are now working on a final groundwater remediation project, which will be submitted to the MOE for review during 2016. The ultimate outcome of this matter may result in a change to the existing reserve for Portovesme.

Baie Comeau, Quebec, Canada—In August 2012, ParentCo presented an analysis of remediation alternatives to the Quebec Ministry of Sustainable Development, Environment, Wildlife and Parks (MDDEP), in response to a previous request, related to known PCBs and polycyclic aromatic hydrocarbons (PAHs) contained in sediments of the Anse du Moulin bay. As such, ParentCo increased the reserve for Baie Comeau by $25 in 2012 to reflect the estimated cost of ParentCo’s recommended alternative, consisting of both dredging and capping of the contaminated sediments. In July 2013, ParentCo submitted the Environmental Impact Assessment for the project to the MDDEP. The MDDEP notified ParentCo that the project as it was submitted was approved and a final mistrial decree was issued in July 2015. As a result, no further adjustment to the reserve was required in 2015. The decree provides final approval for the project and allows ParentCo to start work on the final project design, which is expected to be completed in 2016 with construction on the project expected to begin in 2017. Completion of the final project design and bidding of the project may result in additional liability in a future period.

Mosjøen, Norway—In September 2012, ParentCo presented an analysis of remediation alternatives to the Norwegian Environmental Agency (NEA) (formerly the Norwegian Climate and Pollution Agency, or “Klif”), in response to a previous request, related to known PAHs in the sediments located in the harbor and extending out into the fjord. As such, ParentCo increased the reserve for Mosjøen by $20 in 2012 to reflect the estimated cost of the baseline alternative for dredging of the contaminated sediments. A proposed project reflecting this alternative was formally presented to the NEA in June 2014, and was resubmitted in late 2014 to reflect changes by the NEA. The revised proposal did not result in a change to the reserve for Mosjøen.

In April 2015, the NEA notified ParentCo that the revised project was approved and required submission of the final project design before issuing a final order. ParentCo completed and submitted the final project design, which identified a need to stabilize the related wharf structure to allow for the sediment dredging in the harbor. As a result, ParentCo increased the reserve for Mosjøen by $11 in June 2015 to reflect the estimated cost of the wharf stabilization. Also in June 2015, the NEA issued a final order approving the project as well as the final project design. In September 2015, ParentCo increased the reserve by $1 to reflect the potential need (based on prior experience with similar projects) to perform additional dredging if the results of sampling, which is required by the order, don’t achieve the required cleanup levels. Project construction will commence in 2016 and is expected to be completed by the end of 2017.

Tax. In September 2010, following a corporate income tax audit covering the 2003 through 2005 tax years, an assessment was received as a result of Spain’s tax authorities disallowing certain interest deductions claimed by a Spanish consolidated tax group owned by ParentCo. An appeal of this assessment in Spain’s Central Tax Administrative Court by ParentCo was denied in October 2013. In December 2013, ParentCo filed an appeal of the assessment in Spain’s National Court.

Additionally, following a corporate income tax audit of the same Spanish tax group for the 2006 through 2009 tax years, Spain’s tax authorities issued an assessment in July 2013 similarly disallowing certain interest deductions. In August 2013, ParentCo filed an appeal of this second assessment in Spain’s Central Tax Administrative Court, which was denied in January 2015. ParentCo filed an appeal of this second assessment in Spain’s National Court in March 2015.

The combined assessments (remeasured for a tax rate change enacted in November 2014—see Note S) total $263 (€241). ParentCo believes it has meritorious arguments to support its tax position and intends to vigorously litigate the assessments through Spain’s court system. However, in the event ParentCo is unsuccessful, a portion of the assessments may be offset with existing net operating losses available to the Spanish consolidated tax group. Additionally, it is possible that ParentCo may receive similar assessments for tax years subsequent to 2009. At this time, ParentCo is unable to reasonably predict an outcome for this matter.

In March 2013, Alcoa World Alumina Brasil (AWAB), a majority-owned subsidiary that is part of AWAC, was notified by the Brazilian Federal Revenue Office (RFB) that approximately $110 (R$220) of value added tax credits previously claimed are being disallowed and a penalty of 50% assessed. Of this amount, AWAB received $41 (R$82) in cash in May 2012. The value added tax credits were claimed by AWAB for both fixed assets and export sales related to the Juruti bauxite mine and São Luís refinery expansion. The RFB has disallowed credits they allege belong to the consortium in which AWAB owns an interest and should not have been claimed by AWAB. Credits have also been disallowed as a result of challenges to apportionment methods used, questions about the use of the credits, and an alleged lack of documented proof. AWAB presented defense of its claim to the RFB on April 8, 2013. If AWAB is successful in this administrative process, the RFB would have no further recourse. If unsuccessful in this process, AWAB has the option to litigate at a judicial level. Separately from the AWAB’s administrative appeal, in June 2015, new tax law was enacted repealing the provisions in the tax code that were the basis for the RFB assessing a 50% penalty in this matter. As such, the estimated range of reasonably possible loss is $0 to $27 (R$103), whereby the maximum end of this range represents the portion of the disallowed credits applicable to the export sales and excludes the 50% penalty. Additionally, the estimated range of disallowed credits related to AWAB’s fixed assets is $0 to $30 (R$117), which would increase the net carrying value of AWAB’s fixed assets if ultimately disallowed. It is management’s opinion that the allegations have no basis; however, at this time, management is unable to reasonably predict an outcome for this matter.

Between 2000 and 2002, Alcoa Alumínio (Alumínio), a Brazilian subsidiary of ParentCo that includes both Alcoa Corporation and Arconic operations, sold approximately 2,000 metric tons of metal per month from its Poços de Caldas facility, located in the State of Minas Gerais (the “State”), to Alfio, a customer also located in the State. Sales in the State were exempted from value-added tax (VAT) requirements. Alfio subsequently sold metal to customers outside of the State, but did not pay the required VAT on those transactions. In July 2002, Alumínio received an assessment from State auditors on the theory that Alumínio should be jointly and severally liable with Alfio for the unpaid VAT. In June 2003, the administrative tribunal found Alumínio liable, and Alumínio filed a judicial case in the State in February 2004 contesting the finding. In May 2005, the Court of First Instance found Alumínio solely liable, and a panel of a State appeals court confirmed this finding in April 2006. Alumínio filed a special appeal to the Superior Tribunal of Justice (STJ) in Brasilia (the federal capital of Brazil) later in 2006. In 2011, the STJ (through one of its judges) reversed the judgment of the lower courts, finding that Alumínio should neither be solely nor jointly and severally liable with Alfio for the VAT, which ruling was then appealed by the State. In August 2012, the STJ agreed to have the case reheard before a five-judge panel. A decision from this panel is pending, but additional appeals are likely. At December 31, 2015, the assessment totaled $35 (R$135), including penalties and interest. While ParentCo believes it has meritorious defenses, ParentCo is unable to reasonably predict an outcome.

Other. Sherwin Alumina Bankruptcy. In connection with the sale in 2001 of the Reynolds Metals Company (“Reynolds,” which is a subsidiary of ParentCo) alumina refinery in Gregory, Texas, Reynolds assigned an Energy Services Agreement (“ESA”) with Gregory Power Partners (“Gregory Power”) for purchase of steam and electricity by the refinery. On January 11, 2016, Sherwin Alumina Company, LLC (“Sherwin”), the current owner of the refinery, and an affiliate entity, filed bankruptcy petitions in Corpus Christi, Texas, for reorganization under Chapter 11 of the Bankruptcy Code. On January 26, 2016, Gregory Power delivered notice to Reynolds that Sherwin’s bankruptcy filing constitutes a breach of the ESA; on January 29, 2016, Reynolds responded that the filing does not constitute a breach. Sherwin informed the bankruptcy court that it intends to cease operations because it is not able to continue its bauxite supply agreement and thereafter Gregory Power filed a complaint in the bankruptcy case against Reynolds alleging breach of the ESA. The outcome of this matter is neither estimable nor probable.

In addition to the matters discussed above, various other lawsuits, claims, and proceedings have been or may be instituted or asserted against ParentCo, or Alcoa Corporation, including those pertaining to environmental, product liability, safety and health, and tax matters. While the amounts claimed in these other matters may be substantial, the ultimate liability cannot now be determined because of the considerable uncertainties that exist. Therefore, it is possible that the Company’s liquidity or results of operations in a particular period could be materially affected by one or more of these other matters. However, based on facts currently available, management believes that the disposition of these other matters that are pending or asserted will not have a material adverse effect, individually or in the aggregate, on the financial position of the Company.

Commitments

Investments. Alcoa Corporation is a participant in four consortia that each owns a hydroelectric power project in Brazil. The purpose of Alcoa Corporation’s participation is to increase its energy self-sufficiency and provide a long-term, low-cost source of power for its two smelters (see below) and one refinery located in Brazil. These projects are known as Machadinho, Barra Grande, Serra do Facão, and Estreito.

Alcoa Corporation committed to taking a share of the output of the Machadinho and Barra Grande projects each for 30 years and the Serra do Facão and Estreito projects each for 26 years at cost (including cost of financing the project). In the event that other participants in any of these projects fail to fulfill their financial responsibilities, Alcoa Corporation may be required to fund a portion of the deficiency. In accordance with the respective agreements, if Alcoa Corporation funds any such deficiency, its participation and share of the output from the respective project will increase proportionately.

The Machadinho project reached full capacity in 2002. Alcoa Corporation’s investment in this project is 30.99%, which entitles Alcoa Corporation to approximately 120 megawatts of assured power. The Machadinho consortium is an unincorporated joint venture, and, therefore, Alcoa Corporation’s share of the assets and liabilities of the consortium are reflected in the respective lines on the accompanying Combined Balance Sheet.

The Barra Grande project reached full capacity in 2006. Alcoa Corporation’s investment in this project is 42.18% and is accounted for under the equity method. This entitles Alcoa Corporation to approximately 160 megawatts of assured power. Alcoa Corporation’s total investment in this project was $94 (R$374) and $132 (R$355) at December 31, 2015 and 2014, respectively.

The Serra do Facão project reached full capacity in 2010. Alcoa Corporation’s investment in this project is 34.97% and is accounted for under the equity method. This entitles Alcoa Corporation to approximately 65 megawatts of assured power. Alcoa Corporation’s total investment in this project was $52 (R$208) and $66 (R$178) at December 31, 2015 and 2014, respectively.

The Estreito project reached full capacity in March 2013. Alcoa Corporation’s investment in this project is 25.49%, which entitles Alcoa Corporation to approximately 150 megawatts of assured power. The Estreito consortium is an unincorporated joint venture, and, therefore, Alcoa Corporation’s share of the assets and liabilities of the consortium are reflected in the respective lines on the accompanying Combined Balance Sheet. As of December 31, 2015, construction of the Estreito project is essentially complete.

Prior to October 2013, Alcoa Corporation’s power self-sufficiency in Brazil satisfied approximately 70% of a total energy demand of approximately 690 megawatts from two smelters (São Luís (Alumar) and Poços de Caldas) and one refinery (Poços de Caldas) in Brazil. Since that time, the total energy demand has declined by approximately 675 megawatts due to capacity curtailments of both smelters in both 2013 and 2014, as well as the eventual permanent closure of the Poços de Caldas smelter in 2015.

In 2004, Alcoa Corporation acquired a 20% interest in a consortium, which subsequently purchased the Dampier to Bunbury Natural Gas Pipeline (DBNGP) in Western Australia, in exchange for an initial cash investment of $17 (A$24). The investment in the DBNGP, which is classified as an equity investment, was made in order to secure a competitively priced long-term supply of natural gas to Alcoa Corporation’s refineries in Western Australia. Alcoa Corporation made additional contributions of $141 (A$176) for its share of the pipeline capacity expansion and other operational purposes of the consortium through September 2011. No further expansion of the pipeline’s capacity is planned at this time. In late 2011, the consortium initiated a three-year equity call plan to improve its capitalization structure. This plan required Alcoa Corporation to contribute $39 (A$40), all of which was made through December 31, 2014. Following the completion of the three-year equity call plan in December 2014, the consortium initiated a new equity call plan to further improve its capitalization structure. This plan requires Alcoa Corporation to contribute $30 (A$36) through mid 2016, of which $17 (A$22) was made through December 31, 2015, including $16 (A$21) in 2015. In addition to its equity ownership, Alcoa Corporation has an agreement to purchase gas transmission services from the DBNGP. At December 31, 2015, Alcoa Corporation has an asset of $268 (A$368) representing prepayments made under the agreement for future gas transmission services. Alcoa Corporation’s maximum exposure to loss on the investment and the related contract is approximately $380 (A$520) as of December 31, 2015. In April 2016, Alcoa Corporation sold its stake in DBP, the owner and operator of the Dampier to Bunbury Natural Gas Pipeline (DBNGP), to DUET Group (DUET) for AU $205 million (US $154 million). As part of the transaction, Alcoa Corporation will maintain its current access to approximately 30% of the DBNGP transmission capacity for gas supply to its three alumina refineries in Western Australia.

On April 8, 2015, Alcoa Corporation’s majority-owned subsidiary, Alcoa of Australia Limited (AofA), which is part of AWAC, secured a new 12-year gas supply agreement to power its three alumina refineries in Western Australia beginning in July 2020. This agreement was conditional on the completion of a third-party acquisition of the related energy assets from the then-current owner, which occurred in June 2015. The terms of AofA’s gas supply agreement require a prepayment of $500 to be made in two installments. The first installment of $300 was made at the time of the completion of the third-party acquisition and was reflected in Other noncurrent assets on the accompanying Combined Balance Sheet. The second installment of $200 was made in April 2016.

Purchase Obligations. Alcoa Corporation is party to unconditional purchase obligations for energy that expire between 2028 and 2036. Commitments related to these contracts total $66 in 2016, $122 in 2017, $124 in 2018, $126 in 2019, $129 in 2020, and $1,711 thereafter. Expenditures under these contracts totaled $125 in 2015, $172 in 2014, and $154 in 2013. Additionally, Alcoa Corporation has entered into other purchase commitments for energy, raw materials, and other goods and services, which total $2,608 in 2016, $1,675 in 2017, $1,478 in 2018, $1,407 in 2019, $1,313 in 2020, and $13,247 thereafter.

Operating Leases. Certain land and buildings, alumina refinery process control technology, plant equipment, vehicles, and computer equipment are under operating lease agreements. Total expense for all leases was $98 in 2015, $115 in 2014, and $120 in 2013. Under long-term operating leases, minimum annual rentals are $107 in 2016, $72 in 2017, $61 in 2018, $50 in 2019, $43 in 2020, and $56 thereafter.

Guarantees. At December 31, 2015, Alcoa Corporation has maximum potential future payments for guarantees issued on behalf of a third party of $478. These guarantees expire at various times between 2017 and 2024 and relate to project financing for the aluminum complex in Saudi Arabia (see Note I). Alcoa Corporation also has outstanding bank guarantees related to environmental obligations, workers compensation, tax matters, outstanding debt and energy contracts, among others. The total amount committed under these guarantees, which expire at various dates between 2016 and 2017 was $190 at December 31, 2015.

Letters of Credit. Alcoa Corporation has outstanding letters of credit primarily related to energy contracts (including $200 related to an expected prepayment under a gas supply contract that was made in April 2016 — see Investments above). The total amount committed under these letters of credit, which automatically renew or expire at various dates, mostly in 2016, was $363 at December 31, 2015.

Surety Bonds. Alcoa Corporation has outstanding surety bonds primarily related to contract performance, workers compensation, environmental-related matters, and customs duties. The total amount committed under these bonds, which automatically renew or expire at various dates, mostly in 2016, was $43 at December 31, 2015.